Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AmeriCann, Inc. (the “Company”), for the quarter ended December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Timothy Keogh, principal executive officer of the Company, and Benjamin Barton, principal financial officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Timothy Keogh
Timothy Keogh
Principal Executive Officer

Dated February 16, 2021

By:	/s/ Benjamin Barton
Benjamin Barton
Principal Financial Officer

Dated February 16, 2021